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                                                                  EXHIBIT 23.02

                                           CONSENT

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated January 26, 1995, included in the Oklahoma Gas and Electric Company Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this Registration Statement.

                                                   ARTHUR ANDERSEN LLP

Oklahoma City, Oklahoma

August 9, 1995